UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Stran & Company, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONTROL ID:

STRAN & COMPANY, INC.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders of Stran & Company, Inc. to be held on August 24, 2026

DATE:	August 24, 2026
TIME:	1:00 P.M. Eastern Time
LOCATION:	https://edge.media-server.com/mmc/go/swag2026AGM/

HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/swag and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials for the 2026 Annual Meeting of Stockholders of Stran & Company, Inc., which are available to you on the Internet or by mail or email. This communication is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy statement and form of proxy, are available at: https://www.iproxydirect.com/swag. To review the proxy materials at this website, you will need to enter the Control ID and Request ID located in the shaded box above.

If you want to receive a paper or email copy of the proxy materials relating to the Annual Meeting or all of our future stockholder meetings, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery for the Annual Meeting, please make the request, as instructed above, by August 3, 2026.

you may enter your voting instructions at https://www.iproxydirect.com/swag until 11:59 P.M. Eastern Time on August 23, 2026.

The purposes of this meeting are as follows:

1.	To elect the six (6) nominees named in the accompanying proxy statement to our board of directors (the “Board of Directors”) to hold office until the 2027 Annual Meeting of Stockholders.

2.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2026.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the 2026 Annual Meeting are available on the internet. Follow the instructions above to access and review the materials and vote or request paper or email copies.

The board of directors has fixed the close of business on June 29, 2026 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends that you vote “for” each of the director nominees under proposal No. 1 and “for” Proposal No. 2.

Please note - This is not a Proxy Card - you cannot vote by returning this card

STRAN & COMPANY, INC.	FIRST-CLASS MAIL
C/O ISSUER DIRECT COMPLIANCE	US POSTAGE
1110 CENTRE POINT CURVE	PAID
STE 101	DURHAM, NC
MENDOTA HEIGHTS MN 55120	PERMIT # 302

Time-Sensitive STOCKHOLDER information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important